	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2003-2

	Payment Number	16
	Beginning Date of Collection Period	01-Mar-05
	End Date of Collection Period	31-Mar-05
	Payment Date	20-Apr-05
	Previous Payment Date	21-Mar-05

	Funds Disbursement
	Collected Funds	22,547,998.81
	Available Payment Amount	22,371,826.89
	Principal Collections	19,472,256.04
	Interest Collections (net of servicing fee)	2,899,570.85
	Net of principal recoveries	2,899,570.85
	Principal recoveries	0.00
	Servicing fee	176,171.92
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	22,547,998.81

	Interest Paid to Notes	758,671.79
	Principal Paid to Notes	19,601,686.86
	Ownership Interest - pursuant to Section 5.01 (a) (xii)	2,011,468.24
	Servicing Fee	176,171.92

	Pool Balance
	Beginning Pool Balance	422,812,602.27
	Principal Collections (including repurchases)	19,472,256.04
	Additional Principal Reduction Amount	129,430.82
	Ending Pool Balance	403,210,915.41

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.73%
	Loss rate (net of principal recoveries; % of beginning balance)	0.37%
	Net yield	8.36%
	Realized Losses	129,430.82
	Cumulative Realized Losses	855,921.55
	Cumulative Loss Percentage	0.10%
	Delinquent Loans:
	One payment principal balance of loans	6,029,827.32
	One payment number of loans	52
	Two payments principal balance of loans	1,711,279.95
	Two payments number of loans	14
	Three-payments plus principal balance of loans	10,307,310.41
	Three-payments plus number of loans	102
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	2.98%
	Two Payment-Plus Rolling Average (for such Payment Date)	2.86%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or susbstituted pursuant to Section 2.04	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04	-
	Number of loans purchased or susbstituted pursuant to Section 3.01	-
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	3,970
	Number outstanding end of period	3,819
	Principal balance of all REO as of the end of the Collection Period	2,115,843.48
	Number of loans that went into REO during the Collection Period	7
	Principal balance of loans that went into REO during the Collection Period	699,451.46

	Overcollateralization
	Begin OC Amount	140,182,500.92
	OC Release Amount	0.00
	Extra Principal Payment	-
	End OC Amount	140,182,500.92

	Target OC Amount	140,182,500.92
	Interim OC Amount	140,182,500.92
	Interim OC Deficiency	-

	Monthly Excess Cashflow	2,011,468.24
	Principal Payment Amount	19,472,256.04
	Principal Collections	19,472,256.04
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	35.71%

	Interest Calculations
	1 month LIBOR	2.85000%
	Class A Formula Rate (1-mo. Libor plus 33 bps)	3.18000%
	Class A Note Rate	3.18000%
	Class M Formula Rate (1-mo. Libor plus 58 bps)	3.43000%
	Class M Note Rate	3.43000%
	Available Funds Cap	8.73560%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	27.632253
	2. Principal Payment per $1,000	26.615297
	3. Interest Payment per $1,000	1.016956

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	3.18000%
	2. Days in Accrual Period	30

	3. Class A Interest Due	625,560.13
	4. Class A Interest Paid	625,560.13
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	236,060,425.46
	2. Class A Principal Due	16,371,867.39
	3. Class A Principal Paid	16,371,867.39
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	219,688,558.07

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.3571417
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.5448477

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	27.712202
	2. Principal Payment per $1,000	26.615297
	3. Interest Payment per $1,000	1.096905

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	3.43000%
	2. Days in Accrual Period	30

	3. Class M Interest Due	133,111.66
	4. Class M Interest Paid	133,111.66
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	46,569,675.89
	2. Class M Principal Due	3,229,819.47
	3. Class M Principal Paid	3,229,819.47
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	43,339,856.42

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.3571417
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1074868

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on April 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of April, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer